EX-(e)(1)(a)

FIFTH AMENDMENT TO

PRINCIPAL UNDERWRITING AGREEMENT

THIS FIFTH AMENDMENT TO THE PRINCIPAL UNDERWRITING AGREEMENT, effective as of December 15, 2020 (the “Amendment”), is between Lincoln Variable Insurance Products Trust, a business trust organized under the laws of Delaware (the “Trust”), and Lincoln Financial Distributors, Inc. a Connecticut corporation, (the “Distributor”).

WHEREAS, the Trust has contracted with the Distributor to provide distribution services to each series within the Trust pursuant to a Principal Underwriting Agreement, entered into January 1, 2012, as amended (the “Agreement”);

WHEREAS, the parties have agreed to amend the Agreement and its Schedule A to amend the list of series in the Trust.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Schedule A shall be deleted and replaced in its entirety with the attached Schedule A;

2.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect; and

3.	This Amendment may be executed in two or more counterparts, which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

LINCOLN VARIABLE INSURANCE PRODUCTS
TRUST

By: /s/ Jayson R. Bronchetti
Name: Jayson R. Bronchetti
Title: President

LINCOLN FINANCIAL DISTRIBUTORS, INC.

By: /s/ John Kennedy
Name: John Kennedy
Title: SVP; Head of Retirement Solutions Distribution

EX-(e)(1)(a)

SCHEDULE A

Fund	Effective Date

Lincoln iShares® Fixed Income Allocation Fund	February 1, 2017

Lincoln iShares® Global Growth Allocation Fund	February 1, 2017

Lincoln iShares® U.S. Moderate Allocation Fund	February 1, 2017

LVIP American Balanced Allocation Fund	July 30, 2010

LVIP American Century Select Mid Cap Managed Volatility Fund	January 2, 2014

LVIP American Global Balanced Allocation Managed Risk Fund	March 1, 2012

LVIP American Global Growth Allocation Managed Risk Fund	March 1, 2012

LVIP American Global Growth Fund	April 30, 2010

LVIP American Global Small Capitalization Fund	April 30, 2010

LVIP American Growth Fund	April 30, 2010

LVIP American Growth Allocation Fund	July 30, 2010

LVIP American Growth-Income Fund	April 30, 2010

LVIP American International Fund	April 30, 2010

LVIP American Income Allocation Fund	July 30, 2010

LVIP American Preservation Fund	August 27, 2012

LVIP Baron Growth Opportunities Fund	January 1, 2008

LVIP BlackRock Advantage Allocation Fund	May 1, 2009

LVIP BlackRock Dividend Value Managed Volatility Fund	October 1, 2009

LVIP BlackRock Global Allocation Fund	April 26, 2019

LVIP BlackRock Global Allocation Managed Risk Fund	April 30, 2013

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	May 1, 2016

LVIP BlackRock Global Real Estate Fund	January 1, 2008

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	May 1, 2016

LVIP BlackRock Inflation Protected Bond Fund	April 30, 2010

LVIP Blended Large Cap Growth Managed Volatility Fund	January 1, 2008

LVIP Blended Mid Cap Managed Volatility Fund	January 1, 2008

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	January 2, 2014

LVIP Delaware Bond Fund	January 1, 2008

LVIP Delaware Diversified Floating Rate Fund	April 30, 2010

LVIP Delaware Diversified Income Fund	May 1, 2021

LVIP Delaware High Yield Fund	May 1, 2021

LVIP Delaware Limited-Term Diversified Income Fund	May 1, 2021

LVIP Delaware Mid Cap Value Fund	January 1, 2008

LVIP Delaware REIT Fund	May 1, 2021

EX-(e)(1)(a)

Fund	Effective Date

LVIP Delaware SMID Cap Core Fund	May 1, 2021

LVIP Delaware Social Awareness Fund	January 1, 2008

LVIP Delaware U.S. Growth Fund	May 1, 2021

LVIP Delaware Value Fund	May 1, 2021

LVIP Delaware Wealth Builder Fund	May 1, 2009

LVIP Dimensional International Core Equity Fund	May 1, 2015

LVIP Dimensional International Equity Managed Volatility Fund	April 29, 2011

LVIP Dimensional U.S. Core Equity 1 Fund	January 1, 2008

LVIP Dimensional U.S. Core Equity 2 Fund	May 1, 2015

LVIP Dimensional U.S. Equity Managed Volatility Fund	April 29, 2011

LVIP Dimensional/Vanguard Total Bond Fund	April 29, 2011

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	April 30, 2013

LVIP Franklin Templeton Global Equity Managed Volatility Fund	January 1, 2008

LVIP Franklin Templeton Multi-Asset Opportunities Fund	May 1, 2014

LVIP Global Income Fund	May 1, 2009

LVIP Global Aggressive Growth Allocation Managed Risk Fund	November 1, 2018

LVIP Global Conservative Allocation Managed Risk Fund	January 1, 2008

LVIP Global Growth Allocation Managed Risk Fund	January 1, 2008

LVIP Global Moderate Allocation Managed Risk Fund	January 1, 2008

LVIP Government Money Market Fund	January 1, 2008

LVIP Invesco Select Equity Income Managed Volatility Fund	January 2, 2014

LVIP JPMorgan High Yield Fund	April 30, 2010

LVIP JPMorgan Retirement Income Fund	May 1, 2009

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	January 1, 2008

LVIP Loomis Sayles Global Growth Fund	May 1, 2018

LVIP MFS International Equity Managed Volatility Fund	April 30, 2013

LVIP MFS International Growth Fund	January 1, 2008

LVIP MFS Value Fund	January 1, 2008

LVIP Mondrian International Value Fund	January 1, 2008

LVIP Multi-Manager Global Equity Managed Volatility Fund	May 1, 2014

LVIP PIMCO Low Duration Bond Fund	May 1, 2014

LVIP SSGA Bond Index Fund	January 1, 2008

LVIP SSGA Conservative Index Allocation Fund	July 30, 2010

LVIP SSGA Conservative Structured Allocation Fund	July 30, 2010

EX-(e)(1)(a)

Fund	Effective Date

LVIP SSGA Developed International 150 Fund	January 1, 2008

LVIP SSGA Emerging Markets 100 Fund	January 1, 2008

LVIP SSGA Emerging Markets Equity Index Fund	November 1, 2018

LVIP SSGA Global Tactical Allocation Managed Volatility Fund	July 30, 2010

LVIP SSGA International Index Fund	January 1, 2008

LVIP SSGA International Managed Volatility Fund	January 2, 2014

LVIP SSGA Large Cap 100 Fund	January 1, 2008

LVIP SSGA Large Cap Managed Volatility Fund	April 30, 2013

LVIP SSGA Mid-Cap Index Fund	August 29, 2014

LVIP SSGA Moderate Index Allocation Fund	July 30, 2010

LVIP SSGA Moderate Structured Allocation Fund	July 30, 2010

LVIP SSGA Moderately Aggressive Index Allocation Fund	July 30, 2010

LVIP SSGA Moderately Aggressive Structured Allocation Fund	July 30, 2010

LVIP SSGA Nasdaq-100 Index Fund	February 1, 2021

LVIP SSGA S&P 500 Index Fund	January 1, 2008

LVIP SSGA Short-Term Bond Index Fund	May 1, 2018

LVIP SSGA Small-Cap Index Fund	January 1, 2008

LVIP SSGA SMID Cap Managed Volatility Fund	April 30, 2014

LVIP SSGA Small-Mid Cap 200 Fund	January 1, 2008

LVIP T. Rowe Price Growth Stock Fund	January 1, 2008

LVIP T. Rowe Price Structured Mid-Cap Growth Fund	January 1, 2008

LVIP T. Rowe Price 2010 Fund	January 1, 2008

LVIP T. Rowe Price 2020 Fund	January 1, 2008

LVIP T. Rowe Price 2030 Fund	January 1, 2008

LVIP T. Rowe Price 2040 Fund	January 1, 2008

LVIP T. Rowe Price 2050 Fund	April 29, 2011

LVIP T. Rowe Price 2060 Fund	May 1, 2020

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	November 1, 2018

LVIP U.S. Growth Allocation Managed Risk Fund	May 1, 2015

LVIP Vanguard Domestic Equity ETF Fund	April 29, 2011

LVIP Vanguard International Equity ETF Fund	April 29, 2011

LVIP Wellington Capital Growth Fund	January 1, 2008

LVIP Wellington Mid-Cap Value Fund	January 1, 2008

LVIP Western Asset Core Bond Fund	July 1, 2016